Exhibit 10.36

                         REGISTRATION RIGHTS AGREEMENT

   This Registration Rights Agreement (this "Agreement") is entered into as of November 3, 1999 by and among Plug Power Inc., a Delaware corporation (the "Company"), and each of the parties executing a signature page hereto (each a "Holder" and collectively the "Holders").

   WHEREAS, the Holders are the owners of the number of shares of the common stock, par value $.01 per share, of the Company (the "Common Stock") set forth opposite their respective names on Exhibit A attached hereto (collectively, the "Shares").

   NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions.

   As used in this Agreement, the following terms have the following meanings:

   "Commission" means the Securities and Exchange Commission.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

   "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

   "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

   "Registrable Securities" means the Shares and any shares of Common Stock issued or issuable with respect to the Shares by reason of a stock dividend or stock split, recapitalization or similar transaction, but excludes (i) Shares the sale of which is covered by a Registration Statement that has been declared effective under the Securities Act, (ii) Shares eligible for sale by a Holder pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), but only if all of the Registrable Securities held by such Holder can be sold without any volume limitations, and (iii) Shares sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k).

   "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

   "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

Section 2. Piggyback Registration

   (a) If at any time or times after the date hereof while any Registrable Securities are outstanding the Company proposes to register under the Securities Act any shares of Common Stock (other than (i) a registration on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) a registration on Form S-4 or any successor form or in connection with an exchange offer, (iii) a registration in connection with a securities or rights offering exclusively to the Company's security holders, (iv) a registration in connection with an offering solely to employees of the Company or its affiliates, (v) a registration relating to a transaction pursuant to Rule 145 or any other similar rule of the Commission under the Securities Act or (vi) a shelf registration), then the Company will give written notice of such proposed registration to the Holders at least twenty (20) days before the filing of any Registration Statement with respect thereto. If within ten (10) days after such notice is given, the Company receives a written request from any Holder for the inclusion in such Registration Statement of some or all of the Registrable Securities held by such Holder (which request will specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution therefore), the Company will (subject to the provisions of paragraphs (b) and (c) of this Section 2) include such Registrable Securities in such Registration Statement. The Company may withdraw a Registration Statement filed under this Section 2 at any time prior to the time it becomes effective, provided that the Company will give prompt notice of such withdrawal to the Holders which requested to be included in such Registration Statement. Each Holder shall have the right to request inclusion of such Holder's Registrable Securities in up to three Registration Statements pursuant to this Section 2(a). The rights of the Holders under this
Section 2(a) will terminate on the date on which the third Registration Statement to which such rights apply is declared effective by the Commission.


   (b) In connection with any registration under this Section 2 involving an underwriting (an "Underwritten Offering"), the Company will not be required to include a Holder's Registrable Securities in such Underwritten Offering unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter(s) of an Underwritten Offering advises the Company that the number of securities to be sold in such Underwritten Offering, including by Persons other than the Company (including the Holders) (collectively, the "Selling Stockholders"), is greater than the number which can be offered without adversely affecting such Underwritten Offering, including, without limitation, the price range or probability of success of such Underwritten Offering, then the Company will include in such Underwritten Offering in the following priority: (i) first, all shares the Company proposes to sell and (ii) second, that number of shares of Common Stock proposed to be sold by (A) the Selling Stockholders (including Registrable Securities proposed to be sold by the Holders) and (B) any holders of Common Stock exercising piggyback registration rights under the Registration Rights Agreement dated as of November 3, 1999 between the Company and GE On-Site Power, Inc. which, in the opinion of such managing underwriter(s), can be sold without adversely affecting such Underwritten Offering, including, without limitation, the price range or probability of success of such Underwritten Offering, which shares shall be allocated among the Selling Stockholders (including the Holders requesting registration) and such other holders on a pro rata basis according to the relationship that the number of shares requested to be included by each Selling Stockholder (including the Registrable Securities requested to be included in each Holder) and each such other holder in such Underwritten Offering bears to the total number of shares requested to be registered by all Selling Stockholders (including the total number of Registrable Securities requested to be registered by all Holders) and such other holders.

   (c) Each Holder hereby agrees that such Holder may not participate in any Underwritten Offering unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangements applicable to such Underwritten Offering and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements for such Underwritten Offering.

Section 3. Registration Procedures.

   (a) The Company will notify each Holder whose Registrable Securities are included in a Registration Statement of the effectiveness of such Registration Statement and will furnish to each such Holder, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as such Holder may reasonably request in order to facilitate the sale of such Holder's Registrable Securities.

   (b) The Company will promptly notify each Holder requesting registration of, and confirm in writing, any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus related threreto or for additional information. In addition, the Company will promptly notify each such Holder of, and confirm in writing, the filing of the Registration Statement, any Prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

   (c) The Company will use commercially reasonable efforts to register or qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder requesting registration reasonably requests; provided, however, that the Company will not be required (i) to qualify as a foreign corporation to do business in any jurisdiction in which it is not then qualified, (ii) to file any general consent to service of process, or (iii) to subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation.

   (d) At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act, the Company will promptly notify each Holder holding Registrable Securities covered by such Registration Statement of the happening of any event as a result of which the Prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company will promptly prepare and file with the Commission and furnish to each such Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of Registrable Securities, such Prospectus will not contain any untrue statements of a material fact of omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4. Registration Expenses.

   The Company will bear all expenses incurred in connection with the registration of the Registrable Securities pursuant to Section 2 of this Agreement; provided, however, that the Holders will be responsible and will pay for (i) any brokerage or underwriting discounts and commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities, (ii) any fees or expenses of any counsel, accountants or other persons retained or employed by the Holders and (iii) out-of-pocket expenses of the Holders and their agents, including, without limitation, any travel costs.

Section 5. Indemnification and Contribution.

   (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors, employees and agents and each Person, if any, which controls such Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, (Collectively, "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, "Damages") to which any of them may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus) pursuant to which Registrable Securities of such Holder were registered under the Securities Act, (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"), except insofar as and to the extent that such Violation arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therin, provided, further that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any Controlling person of such underwriter, in any such case to the extent that any such Damages arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (including any related preliminary or final Prospectus) in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such underwriter or Controlling Person or
(B) the failure of such underwriter or Controlling Person to send or give a copy of the final Prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5(a) shall survive the completion of any offering of Registrable Securities pursuant to Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

   (b) Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees and agents and each Controlling Person of the Company, from and against any and all Damages to which any of them may become subject under the Securities Act or otherwise to the extent such Damages arise out of or are based upon any Violation, in each case to the extent that such Violation occurs as a result of (i) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, no misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therein, or (ii) the failure by such Holder to deliver or cause to be delivered to any purchaser of the shares covered by the Registration Statement the Prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder. Notwithstanding the foregoing, (A) in no event will a Holder have any obligation under this Section 5(b) for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld) and (B) the total amount for which a Holder shall be liable under this Section 5(b) shall not in any event exceed the aggregate net proceeds received by such Holder from the sale of the Holder's Registrable Securities in such registration. The obligations of the Holders under this
Section 5(b) shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

   (c) Contribution. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and each Holder on the other, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 5(c) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under paragraph (a) or (b) of this Section 5 had been available under the circumstances.

   If indemnification is available under paragraph (a) or (b) of this Section 5, the indemnifying parties will indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative benefits to or relative fault of said indemnifying party or indemnified party to any other equitable consideration provided of in this Section 5(c)

   The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein.

   No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

   (d) Notice. Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the indemnified party, as the case may be; provided however, that an indemnified party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Holders. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

Section 6. Market Stand-off.

   Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 hereof agrees, if requested by the Company in the case of a nonunderwritten offering (a "Nonunderwritten Offering" and, together with an Underwritten Offering, an "Offering") or if requested by the managing underwriter(s) in an Underwritten Offering, not to effect any public sale or distribution of any of any securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Offering), during the 15-day period prior to, and during the 180-day period (or such longer period as may be required by the managing underwriter(s)) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriter(s).

Section 7. Covenants of Holders.

   Each Holder will (a) furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act and the provisions of this Agreement, (b) to the extent required by the Securities Act, deliver or cause delivery of the Prospectus contained in the Registration Statement to any purchaser of such Holder's Registrable Securities covered by the Registration Statement, (c) promptly notify the Company of any sale of Registrable Securities by such Holder and (d) notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that the Prospectus will not contain, with respect to the Holder or the Holder's intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

Section 8. Miscellaneous.

   (a) Amendments and Waivers. The provisions of this Agreement, including this Section 8(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof will not be effective, unless the Company has obtained the written consent of the Holders of a majority in interest of the Registrable Securities then outstanding; provided, however, that any such amendment, modification, supplement or waiver which materially adversely affects the rights of any Holder shall require the prior written consent of such Holder.

   (b) Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company at the following address and to each Holder at the address set forth below such Holder's signature to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to
Section 7, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt;

     If to the Company:Plug Power Inc.
                       968 Albany-Shaker Road
                       Latham, New York 12110
                       Attention: General Counsel
                       Facsimile No.: 518-782-7914

In addition to the manner of notice permitted above, notices given pursuant to Sections 1 and 6 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

   (c) Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors of each of the parties. No Holder may assign any of its rights hereunder without the prior written consent of the Company and any attempted assignment by any Holder without such consent will be void of no effect and will terminate all obligations of the Company hereunder with respect to such Holder.

   (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

   (e) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

   (f) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

   (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders will be enforceable to the fullest extent permitted by law.

   (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including such agreements and understandings contained in the Limited Liability Company Agreement of Plug Power, LLC dated as of June 27, 1997, as amended to date.

   (i) Rule 144. The Company will file with the Commission in a timely manner all reports and other documents required under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for purposes of meeting the public information provisions of Rule 144.

                 [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                          PLUG POWER INC.

                                          /s/ Gary Mittleman
                                          -------------------------------------
                                          Gary Mittleman
                                          President and Chief Executive
                                           Officer

                         Registration Rights Agreement

                             Holder Signature Page

                                          EDISON DEVELOPMENT CORPORATION

                                          /s/ Larry G. Garberding
                                          -------------------------------------
                                          Name: Larry G. Garberding
                                          Title:

                                          Address for Notice:

                                          2000 Second Avenue
                                          -------------------------------------
                                          Detroit, MI
                                          -------------------------------------
                                          48226
                                          -------------------------------------
                                          MECHANICAL TECHNOLOGY INCORPORATED

                                          /s/ Cynthia A. Schever
                                          -------------------------------------
                                          Name: Cynthia A. Schever
                                          Title:

                                          Address for Notice:

                                          325 Washington Avenue Extension
                                          -------------------------------------
                                          Albany, NY
                                          -------------------------------------
                                          12205
                                          -------------------------------------

                                          /s/ Michael J. Cudahy
                                          -------------------------------------
                                          Michael J. Cudahy

                                          Address for Notice:

                                          10850 West Park Place
                                          -------------------------------------
                                          Suite 980
                                          -------------------------------------
                                          Milwaukee, WI 53224
                                          -------------------------------------

                                          ANTAEUS ENTERPRISES, INC.

                                          /s/ John B. Beinecke
                                          -------------------------------------
                                          Name: John B. Beinecke
                                          Title:

                                          Address for Notice:

                                          99 Park Avenue
                                          -------------------------------------
                                          Suite 2200
                                          -------------------------------------
                                          New York, NY 10016
                                          -------------------------------------
                                          ANTAEUS RETIREMENT BENEFITS PLAN

                                          /s/ John B. Beinecke
                                          -------------------------------------
                                          Name: John B. Beinecke
                                          Title:

                                          Address for Notice:

                                          99 Park Avenue
                                          -------------------------------------
                                          Suite 2200
                                          -------------------------------------
                                          New York, NY 10016
                                          -------------------------------------

                                          /s/ Jeffrey L. Lindsay
                                          -------------------------------------
                                          Jeffrey L. Lindsay

                                          Address for Notice:

                                          5024 N. Hollywood Avenue
                                          -------------------------------------
                                          Whitefish Bay, WI
                                          -------------------------------------
                                          53217
                                          -------------------------------------

                                          RENEE M. LINDSAY 1999 GIFT TRUST

                                          /s/ Jeffrey L. Lindsay
                                          -------------------------------------
                                          Michael Lindsay
                                          ________________________ , as Trustee

                                          Address for Notice:

                                          5024 N. Hollywood Avenue
                                          -------------------------------------
                                          Whitefish Bay, WI
                                          -------------------------------------
                                          53217
                                          -------------------------------------

                                          DAWN T. LINDSAY 1999 GIFT TRUST

                                          /s/ Jeffrey L. Lindsay
                                          -------------------------------------
                                          Michael Lindsay
                                          ________________________ , as Trustee
                                          Title:

                                          Address for Notice:

                                          5024 N. Hollywood Avenue
                                          -------------------------------------
                                          Whitefish Bay, WI
                                          -------------------------------------
                                          53217
                                          -------------------------------------

                                          SOUTHERN CALIFORNIA GAS COMPANY

                                          /s/ Lee M. Stewart
                                          -------------------------------------

                                          Address for Notice:

                                          c/o Sempra Energy
                                          -------------------------------------
                                          101 Ash Street
                                          -------------------------------------
                                          San Diego, CA 92101
                                          -------------------------------------

                                   EXHIBIT A

                                                                      Number of
Holder                                                                  Shares
------                                                                ----------
Edison Development Corporation....................................... 13,704,315

Mechanical Technology Incorporated................................... 13,704,315

Michael J. Cudahy....................................................  1,840,000

Southern California Gas Company......................................  1,350,000

Antaeus Enterprises, Inc.............................................    296,850

Antaeus Retirement Benefits Plan.....................................      3,000

Jeffrey L. Lindsay...................................................     30,000

Renee M. Lindsay 1999 Gift Trust.....................................     15,000

Dawn T. Lindsay 1999 Gift Trust......................................     15,000